UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 12, 2011
The Navigators Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15886	13-3138397

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 International Drive, Rye Brook, New York	10573

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 934-8999
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported in its press release dated December 12, 2011, a copy of which is filed with this report as Exhibit 99.1, the Company announced that Ciro M. DeFalco, 56, has been promoted to Senior Vice President and Chief Financial Officer of the Company.
Mr. DeFalco had served as interim Chief Financial Officer of the Company since October 31, 2011. Prior to joining the Company, from 2002, Mr. DeFalco was with White Mountains Reinsurance Group, most recently in the position of Senior Vice President and Group Planning Officer.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated December 12, 2011 Announcing Promotion of DeFalco to Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
By:	/s/ Bruce J. Byrnes
	Name:	Bruce J. Byrnes
	Title:	Secretary

Date: December 16, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated December 12, 2011 Announcing Promotion of DeFalco to Chief Financial Officer